UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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PARATEK PHARMACEUTICALS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 11, 2023

Date of Report (Date of earliest event reported)

PARATEK PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36066	33-0960223
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Park Plaza Boston, MA	02116
(Address of principal executive offices)	(Zip Code)

(617) 807-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PRTK	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§ 240 12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on June 6, 2023, Paratek Pharmaceuticals, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Resistance Acquisition, Inc., a Delaware corporation (“Parent”), a subsidiary owned by Gurnet Point Capital, LLC and Resistance Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), providing for, among other things, the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent. On August 2, 2023, the Company filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the Merger (the “Proxy Statement”).

Since the filing of the Proxy Statement, no complaints have been filed by purported Company stockholders as individual actions against the Company and the members of its Board of Directors in the United States District Courts.

The Company has received demand letters from eleven purported Company stockholders alleging purportedly materially misleading and incomplete statements in the disclosures in the preliminary proxy statement filed by the Company with the SEC on June 30, 2023, or in the Proxy Statement (the “Corrective Disclosure Demands”). Additionally, the Company has received six demands made pursuant to Section 220 of the Delaware General Corporation Law seeking certain books and records of the Company (such demands, the “220 Demands” and collectively with the Corrective Disclosure Demands, the “Demands”).

The Company believes that the claims asserted in the Demands are without merit. The Company denies that any further disclosure beyond that already contained in the Proxy Statement is required under applicable law to supplement the Proxy Statement, as claimed in the Demands. Nonetheless, in order to avoid the risk that litigation may delay or otherwise adversely affect the consummation of the Merger, to avoid nuisance and possible transaction delays, and to minimize the expense of defending against the Demands, and without admitting any liability or wrongdoing, the Company is making the following supplemental disclosures to the Proxy Statement. If additional demand letters are filed, absent new or significantly different allegations, the Company will not necessarily disclose such additional letters. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the supplemental disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Demands that any additional disclosure was or is required.

Supplemental Disclosures

This supplemental information (the “Supplemental Disclosures”) to the Proxy Statement should be read in conjunction with the Proxy Statement, which should be read in its entirety and is available on the SEC’s website at http://www.sec.gov, along with periodic reports and other information the Company files with the SEC. The Supplemental Disclosures will not change the consideration to be paid to Company stockholders in connection with the Merger or the timing of the special meeting of the Company stockholders (the “Special Meeting”) to be held virtually via live webcast on September 18, 2023, at 9:00 a.m. Eastern Time at www.virtualshareholdermeeting.com/PRTK2023SM.

All page references in the information below are to pages in the Proxy Statement, and all terms used but not defined below shall have the meanings set forth in the Proxy Statement. To the extent the following information differs from or conflicts with the information contained in the Proxy Statement, the information set forth below shall be deemed to supersede the respective information in the Proxy Statement. New text within the amended and supplemented language from the Proxy Statement is indicated in bold and underlined text (e.g., bold, underlined text), and deleted text within the amended and supplemented language from the Proxy Statement is indicated in bold and strikethrough text (e.g., ~~bold, strikethrough text~~).

The disclosure in the section entitled “Background of the Merger,” beginning on page 24 of the Proxy Statement, is hereby amended and supplemented as follows:

The paragraph beginning “On May 5, 2022, the Company Board held a meeting to discuss a potential business combination with Party C” on page 25 of the Proxy Statement is hereby amended and supplemented as follows:

On May 5, 2022, the Company Board held a meeting to discuss a potential business combination with Party C. At that meeting, representatives of Moelis reviewed Party C’s proposal with the Company Board and discussed Party C’s share price performance and possible representative exchange ratio calculations based on the relative stock prices of Party C and the Company. Also at that meeting, following discussion regarding the desirability of establishing a transaction committee of the Company Board (the “Transaction Committee”) to facilitate the Company Board’s oversight of the Company’s evaluation of potential business combination transactions, the Company Board unanimously resolved to establish the Transaction Committee and for Dr. Stein, Ms. Peterson and Dr. Dietz to serve on the committee. The Transaction Committee was authorized to (1) direct, oversee and monitor the Company’s evaluation of potential business combination transactions; (2) approve new or amended engagement letters with financial advisors and compensation arrangements with such financial advisors relating to potential business combination transactions; (3) determine potential counterparties that the Company or its financial advisors should contact regarding potential interest in a business combination transaction with the Company; (4) approve entering into confidentiality agreements or other preliminary agreements with any such potential counterparties and the terms of such agreements; and (5) take such other actions or approve such other matters reasonably related thereto as determined by such committee; provided that the Company Board retained authority over final approval of any business combination transaction. The Transaction Committee did not have veto power over any potential transaction and the members of the Transaction Committee were not paid any additional compensation for their service on the committee.

The paragraph beginning “On August 4, 2022, following the release of the Company’s second quarter 2022 earnings report” on page 28 of the Proxy Statement is hereby amended and supplemented as follows:

On August 4, 2022, following the release of the Company’s second quarter 2022 earnings report, Gurnet Point contacted Dr. Loh for a discussion regarding potential strategic opportunities with the Company. In addition, the CEO of Party C contacted Dr. Loh to express interest in receiving an update on the Company’s business.

The paragraph beginning “On August 11, 2022, Dr. Loh, Mr. Woodrow, Mr. Brenner, Dr. St. Onge and Mr. Bostrom conducted a discussion with Gurnet Point” on page 28 of the Proxy Statement is hereby amended and supplemented as follows:

On August 11, 2022, Dr. Loh, Mr. Woodrow, Mr. Brenner, Dr. St. Onge and Mr. Bostrom conducted a discussion with Gurnet Point in response to outreach by Gurnet Point following the Company’s second quarter 2022 earnings report. On the call, Gurnet Point expressed interest in learning more about the Company’s business, and on August 15, 2022, the Company entered into a mutual non-disclosure agreement with Gurnet Point, which contained a standstill provision with a one-year term, in order to discuss a potential strategic transaction involving the parties. The standstill did not contain a “don’t ask, don’t waive” provision.

The paragraph beginning “On March 9, 2023, the Company Board convened a meeting by videoconference with members of the Company’s management and representatives from Moelis” on page 34 of the Proxy Statement is hereby amended and supplemented as follows:

On March 9, 2023, the Company Board convened a meeting by videoconference with members of the Company’s management and representatives from Moelis and R&G in attendance. At the meeting, Moelis provided an update on Gurnet Point’s diligence activities and the importance to Gurnet Point of retaining key employees of the Company after the closing of a transaction between it and the Company. Moelis also provided an update on its outreach to other potential counterparties to a transaction with the Company, including that Party E was evaluating a potential acquisition of the Company and that five parties it had previously contacted had declined interest in a strategic transaction with the Company.

The paragraph beginning “On April 3, 2023, the Company and NexPoint entered into a non-disclosure agreement, expiring on June 1, 2023” on page 35 of the Proxy Statement is hereby amended and supplemented as follows:

On April 3, 2023, the Company and NexPoint entered into a non-disclosure agreement, expiring on June 1, 2023, which included a standstill provision and an obligation on the Company to cleanse NexPoint of any material non-public information that the Company had communicated to NexPoint upon the expiry of the non-disclosure agreement. This standstill provision did not contain a “don’t ask, don’t waive” provision. Following execution of the non-disclosure agreement with NexPoint, the Company shared with NexPoint details of its operational initiatives, including its plans for a potential reduction in force if the Company did not enter into a strategic transaction and instead pursued a standalone strategy.

The disclosure in the section entitled “Certain Company Management Forecasts,” beginning on page 46 of the Proxy Statement, is hereby amended and supplemented as follows:

The disclosure under the subheading “May 2022 Baseline Long-Range Plan” on page 48 of the Proxy Statement is hereby amended and supplemented by adding the following rows to the table under such subheading:

($ in millions)	Q1 2022E	Q2 2022E	Q3 2022E	Q4 2022E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
Total NUZYRA Revenue (net)	$22.2	$24.8	$28.4	$67.7	$143.1	$157.9	$260.0	$297.6	$401.1	$416.2	$460.2	$518.6	$576.4	$571.7	$238.2

Grant Revenue	$5.6	$6.8	$9.6	$10.1	$32.1	$27.8	$25.7	$24.5	$14.8	$1.4	$0.9	$—	$—	$—	$—

Total Royalty Revenue	$0.7	$0.7	$0.8	$0.8	$2.9	$4.4	$6.0	$8.0	$10.4	$13.6	$15.8	$17.4	$18.6	$18.4	$7.7

Total Revenue (net)(1)	$28.4	$32.3	$38.7	$78.7	$178.2	$190.1	$291.7	$330.2	$426.3	$431.2	$477.0	$536.0	$594.9	$590.1	$245.9
Total COGS & Royalties	$3.9	$4.3	$5.5	$11.2	$24.8	$29.5	$33.8	$44.3	$54.6	$63.5	$71.5	$81.1	$90.0	$89.3	$37.2

Gross Profit	$24.5	$28.0	$33.3	$67.5	$153.3	$160.6	$257.8	$285.8	$371.7	$367.7	$405.4	$454.9	$504.9	$500.8	$208.7
Total Operating Expenses	$38.0	$42.2	$45.4	$47.1	$172.7	$207.2	$217.7	$230.8	$259.7	$263.9	$277.5	$288.0	$301.2	$299.1	$124.6
EBIT(2)	($13.5)	($14.2)	($12.3)	$20.4	($19.7)	($46.8)	$39.9	$54.9	$111.9	$103.7	$127.9	$166.8	$203.6	$201.6	$83.9
Depreciation	$0.1	$0.1	$0.1	$0.1	$0.3	$0.2	$0.2	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1

EBITDA(3)	($13.4)	($14.2)	($12.2)	$20.4	($19.4)	($46.6)	$40.1	$55.0	$112.0	$103.8	$128.0	$166.9	$203.7	$201.6	$84.0
Total Interest Income (Expense)	($4.1)	($4.9)	($5.8)	($5.8)	($19.6)	($23.1)	($21.6)	($20.5)	($5.6)	($5.4)	($4.0)	($0.2)	$4.3	$6.0	$7.6

Tax Expense	$—	$—	$—	$—	$—	$—	$—	$10.1	$21.4	$21.6	$23.6	$28.4	$32.4	$32.1	$13.4

Net Income	($17.6)	($19.1)	($18.0)	$14.6	($39.3)	($70.0)	$18.2	$24.4	$84.9	$76.8	$100.3	$138.3	$175.5	$175.4	$78.2

(1)	Total Revenue (net) comprised of net NUZYRA revenue (including BARDA procurement revenue), contract service and grant revenue and collaboration and royalty revenue.
(2)	EBIT is earnings before interest and taxes. For purposes of calculating EBIT, stock-based compensation was treated as a cash expense.
(3)	EBITDA is earnings before interest, taxes, depreciation, and amortization. For purposes of calculating EBITDA, stock-based compensation was treated as a cash expense.

The disclosure under the subheading “May 2022 High Case Long-Range Plan” on page 48 of the Proxy Statement is hereby amended and supplemented by adding the following rows to the table under such subheading:

($ in millions)	Q1 2022E	Q2 2022E	Q3 2022E	Q4 2022E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
Total NUZYRA Revenue (net)	$22.7	$25.4	$29.1	$68.5	$145.7	$166.7	$281.0	$341.0	$482.9	$686.8	$761.5	$835.4	$907.8	$938.8	$378.7

Grant Revenue	$5.6	$6.8	$9.6	$10.1	$32.1	$27.8	$25.7	$24.5	$14.8	$1.4	$0.9	$—	$—	$—	$—

Total Royalty Revenue	$0.7	$0.7	$0.8	$0.8	$2.9	$4.4	$6.0	$8.0	$10.4	$13.6	$15.8	$17.4	$18.6	$18.4	$7.7

Total Revenue (net)(1)	$29.0	$33.0	$39.5	$79.4	$180.8	$198.9	$312.6	$373.5	$508.2	$701.8	$778.3	$852.7	$926.3	$957.2	$386.3
Total COGS & Royalties	$4.0	$4.4	$5.6	$11.3	$25.3	$31.1	$36.5	$50.7	$65.7	$104.6	$118.1	$130.3	$141.5	$146.3	$59.0

Gross Profit	$25.0	$28.5	$33.8	$68.1	$155.5	$167.8	$276.1	$322.8	$442.5	$597.3	$660.2	$722.4	$784.8	$810.9	$327.3
Total Operating Expenses	$38.0	$42.2	$45.4	$47.1	$172.7	$207.2	$217.7	$230.8	$259.7	$263.9	$277.5	$288.0	$301.2	$299.1	$124.6
EBIT(2)	($13.1)	($13.7)	($11.7)	$21.0	($17.5)	($39.6)	$58.1	$91.9	$182.7	$333.3	$382.6	$434.3	$483.5	$511.6	$202.6
Depreciation	$0.1	$0.1	$0.1	$0.1	$0.3	$0.2	$0.2	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1

EBITDA(3)	($13.0)	($13.7)	($11.6)	$21.0	($17.2)	($39.4)	$58.3	$92.0	$182.8	$333.4	$382.7	$434.4	$483.6	$511.7	$202.7
Total Interest Income (Expense)	($4.1)	($4.9)	($5.8)	($5.8)	($19.6)	($23.1)	($21.6)	($20.4)	($5.6)	($2.6)	($0.0)	$6.0	$12.7	$17.0	$20.5

Tax Expense	$—	$—	$—	$—	$—	$—	$—	$16.8	$35.0	$69.3	$70.6	$73.9	$77.0	$81.5	$32.3

Net Income	$(17.1)	($18.6)	($17.4)	$15.2	($37.1)	($62.8)	$36.5	$54.6	$142.2	$261.4	$312.0	$366.4	$419.3	$447.1	$190.9

(1)	Total Revenue (net) comprised of net NUZYRA revenue (including BARDA procurement revenue), contract service and grant revenue and collaboration and royalty revenue.
(2)	EBIT is earnings before interest and taxes. For purposes of calculating EBIT, stock-based compensation was treated as a cash expense.
(3)	EBITDA is earnings before interest, taxes, depreciation, and amortization. For purposes of calculating EBITDA, stock-based compensation was treated as a cash expense.

The disclosure under the subheading “May 2022 Low Case Long-Range Plan” on page 48 of the Proxy Statement is hereby amended and supplemented by adding the following rows to the table under such subheading:

($ in millions)	Q1 2022E	Q2 2022E	Q3 2022E	Q4 2022E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
Total NUZYRA Revenue (net)	$21.0	$23.6	$27.0	$66.3	$137.8	$142.1	$227.0	$238.1	$310.4	$291.4	$322.1	$363.0	$403.5	$400.2	$166.7

Grant Revenue	$5.3	$6.5	$9.1	$9.6	$30.5	$25.0	$21.8	$19.6	$11.1	$1.0	$0.7	$—	$—	$—	$—

Total Royalty Revenue	$0.6	$0.7	$0.7	$0.8	$2.8	$3.9	$5.1	$6.4	$7.8	$9.5	$11.1	$12.2	$13.0	$12.9	$5.4

Total Revenue (net)(1)	$27.0	$30.7	$36.8	$76.6	$171.2	$171.1	$253.9	$264.1	$329.3	$301.9	$333.9	$375.2	$416.5	$413.0	$172.1
Total COGS & Royalties	$3.7	$4.1	$5.2	$10.9	$23.9	$26.6	$29.5	$35.5	$42.3	$44.4	$50.1	$56.7	$63.0	$62.5	$26.0

Gross Profit	$23.3	$26.6	$31.6	$65.7	$147.2	$144.5	$224.4	$228.7	$287.0	$257.4	$283.8	$318.4	$353.4	$350.5	$146.1
Total Operating Expenses	$38.0	$41.5	$44.7	$46.3	$169.8	$203.1	$209.3	$216.8	$240.0	$238.3	$245.4	$254.9	$266.8	$265.0	$110.4
EBIT(2)	($14.8)	($14.9)	($13.2)	$19.3	($22.9)	($58.8)	$14.8	$11.7	$46.9	$19.1	$38.3	$63.5	$86.6	$85.5	$35.6
Depreciation	$0.1	$0.1	$0.1	$0.1	$0.3	$0.2	$0.2	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1

EBITDA(3)	($14.7)	($14.8)	($13.1)	$19.4	($22.6)	($58.6)	$15.1	$11.8	$47.0	$19.1	$38.4	$63.6	$86.7	$85.6	$35.6
Total Interest Income (Expense)	($4.1)	($4.9)	($5.8)	($5.8)	($19.6)	($23.2)	($21.8)	($20.9)	($6.3)	($6.0)	($6.2)	($3.3)	$—	$—	$2.0

Tax Expense	$—	$—	$—	$—	$—	$—	$—	$2.1	$9.0	$4.0	$7.1	$10.8	$13.8	$13.6	$5.7

Net Income	($18.8)	($19.8)	($18.9)	$13.6	($42.5)	($82.0)	$(7.0)	$(11.3)	$31.7	$9.1	$25.0	$49.4	$72.8	$71.9	$31.9

(1)	Total Revenue (net) comprised of net NUZYRA revenue (including BARDA procurement revenue), contract service and grant revenue and collaboration and royalty revenue.
(2)	EBIT is earnings before interest and taxes. For purposes of calculating EBIT, stock-based compensation was treated as a cash expense.
(3)	EBITDA is earnings before interest, taxes, depreciation, and amortization. For purposes of calculating EBITDA, stock-based compensation was treated as a cash expense.

The disclosure under the subheading “Baseline” on page 49 of the Proxy Statement is hereby amended and supplemented by adding the following rows to the table under such subheading:

($ in millions)	2H 2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
EBIT	$8	($47)	$40	$55	$112	$104	$128	$167	$204	$202	$84

Taxes	$—	$—	($8)	($12)	($24)	($22)	($27)	($35)	($43)	($42)	($18)

Depreciation	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

RPIP Payments	$—	$—	$—	$—	($29)	($28)	$—	$—	$—	$—	$—

Change in Net Working Capital	$—	($13)	($17)	($18)	($11)	($7)	($8)	($12)	($12)	$1	$71

Unlevered Free Cash Flow(1)	$8	($60)	$14	$26	$49	$47	$93	$120	$149	$260	$138

(1)

Unlevered Free Cash Flow is defined as EBIT less (a) (i) taxes (assumes 21.0% tax rate), (ii) payments in satisfaction of the RPIP and (iii) changes in net working capital, plus (b) depreciation. All other line items were provided by Company management, as set forth in the May 2022 Baseline Long-Range Plan.

The disclosure under the subheading “High Case” on page 49 of the Proxy Statement is hereby amended and supplemented by adding the following rows to the table under such subheading:

($ in millions)	2H 2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
EBIT	$9	($40)	$58	$92	$183	$333	$383	$434	$484	$512	$203

Taxes	$—	$—	($12)	($19)	($38)	($70)	($80)	($91)	($102)	($107)	($43)

Depreciation	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

RPIP Payments	$—	$—	$—	$—	($29)	($28)	$—	$—	$—	$—	$—

Change in Net Working Capital	$—	($14)	($21)	($22)	($20)	$8	($14)	($15)	($15)	($6)	$82

Unlevered Free Cash Flow(1)	$9	($54)	$25	$51	$95	$243	$288	$329	$367	$398	$242

(1)

Unlevered Free Cash Flow is defined as EBIT less (a) (i) taxes (assumes 21.0% tax rate), (ii) payments in satisfaction of the RPIP and (iii) changes in net working capital, plus (b) depreciation. All other line items were provided by Company management, as set forth in the May 2022 High Case Long-Range Plan.

The disclosure under the subheading “Low Case” on page 49 of the Proxy Statement is hereby amended and supplemented by adding the following rows to the table under such subheading:

($ in millions)	2H 2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
EBIT	$6	($59)	$15	$12	$47	$19	$38	$63	$87	$85	$36

Taxes	$—	$—	($3)	($2)	($10)	($4)	($8)	($13)	($18)	($18)	($7)

Depreciation	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

RPIP Payments	$—	$—	$—	$—	($28)	($28)	$—	$—	$—	$—	$—

Change in Net Working Capital	$1	($11)	($12)	($12)	($3)	($2)	($6)	($8)	($9)	$1	$50

Unlevered Free Cash Flow(1)	$7	($69)	($0)	($3)	$6	($15)	$24	$42	$60	$68	$78

(1)

Unlevered Free Cash Flow is defined as EBIT less (a) (i) taxes (assumes 21.0% tax rate), (ii) payments in satisfaction of the RPIP and (iii) changes in net working capital, plus (b) depreciation. All other line items were provided by Company management, as set forth in the May 2022 Low Case Long-Range Plan.

The disclosure under the subheading “Preliminary December 2022 Long-Range Plan” on page 49 of the Proxy Statement is hereby amended and supplemented by adding the following rows to the second table under such subheading:

($ in millions)	Q1 2022A	Q2 2022A	Q3 2022A	Q4 2022E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
Total NUZYRA Revenue (net)	$19.9	$25.1	$25.5	$67.6	$138.0	$136.9	$212.9	$221.3	$313.9	$335.4	$379.0	$428.3	$484.0	$480.0	$200.0

Grant Revenue	$4.3	$4.0	$4.4	$7.3	$20.0	$25.7	$30.7	$28.9	$27.0	$0.1	$0.4	$—	$—	$—	$—

Total Royalty Revenue	$0.7	$0.6	$0.3	$0.7	$2.3	$4.4	$6.0	$8.0	$10.4	$13.6	$15.8	$17.4	$18.6	$18.4	$7.7

Total Revenue (net)(1)	$24.9	$29.6	$30.2	$75.6	$160.3	$166.9	$249.6	$258.2	$351.2	$349.2	$395.2	$445.7	$502.5	$498.4	$207.7
Total COGS & Royalties	$3.5	$4.9	$4.4	$9.3	$22.0	$17.2	$30.9	$39.5	$49.8	$47.8	$61.9	$70.2	$79.1	$78.5	$32.7

Gross Profit	$21.4	$24.8	$25.8	$66.3	$138.3	$149.7	$218.6	$218.7	$301.5	$301.3	$333.3	$375.4	$423.4	$419.9	$175.0
Total Operating Expenses	$35.1	$37.9	$42.3	$46.7	$162.0	$165.0	$188.3	$175.3	$171.3	$172.3	$180.2	$180.9	$188.7	$187.1	$78.0
EBIT(2)	($13.9)	($13.3)	($16.6)	$19.5	($24.3)	($15,6)	$30.1	$43.4	$130.0	$128.9	$153.0	$194.5	$234.6	$232.7	$96.9
Depreciation	$0.1	$0.1	$0.1	$0.1	$0.5	$0.2	$0.2	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1

EBITDA(3)	($13.7)	($13.2)	($16.5)	$19.7	($23.7)	($15.3)	$30.3	$43.5	$130.1	$129.0	$153.1	$194.6	$234.7	$232.8	$97.0
Total Interest Income (Expense)	($4.2)	($4.5)	($4.4)	($4.1)	($16.3)	($20.9)	($19.8)	($12.8)	($4.3)	($3.0)	($2.0)	$2.2	$7.0	$9.0	$10.7

Tax Expense	$—	$—	$—	$—	($1.7)	$—	$—	$7.3	$26.9	$30.8	$36.9	$48.1	$59.1	$58.6	$24.4

Net Income	($18.1)	($17.8)	($21.0)	$15.4	($38.9)	($36.5)	$10.3	$23.2	$98.9	$95.1	$114.0	$148.6	$182.5	$183.0	$83.2

(1)	Total Revenue (net) comprised of net NUZYRA revenue (including BARDA procurement revenue), contract service and grant revenue and collaboration and royalty revenue.
(2)	EBIT is earnings before interest and taxes. For purposes of calculating EBIT, stock-based compensation was treated as a cash expense.
(3)	EBITDA is earnings before interest, taxes, depreciation, and amortization. For purposes of calculating EBITDA, stock-based compensation was treated as a cash expense.

The disclosure under the subheading “Preliminary December 2022 Low Case Long-Range Plan” on page 50 of the Proxy Statement is hereby amended and supplemented by adding the following rows to the table under such subheading:

($ in millions)	Q1 2022A	Q2 2022A	Q3 2022A	Q4 2022E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
Total NUZYRA Revenue (net)	$19.9	$25.1	$25.5	$67.6	$138.0	$130.0	$195.6	$188.1	$258.7	$251.6	$265.3	$299.8	$338.8	$336.0	$140.0

Grant Revenue	$4.3	$4.0	$4.4	$7.3	$20.0	$25.7	$30.7	$28.9	$27.0	$0.1	$0.4	$—	$—	$—	$—

Total Royalty Revenue	$0.7	$0.6	$0.3	$0.7	$2.3	$4.4	$6.0	$8.0	$10.4	$13.6	$15.8	$17.4	$18.6	$18.4	$7.7

Total Revenue (net)(1)	$24.9	$29.6	$30.2	$75.6	$160.3	$160.1	$232.3	$225.0	$296.1	$265.3	$281.5	$317.2	$357.3	$354.4	$147.7
Total COGS & Royalties	$3.5	$4.9	$4.4	$9.3	$22.0	$16.5	$28.7	$34.2	$42.2	$38.2	$46.4	$52.8	$59.6	$59.1	$24.6

Gross Profit	$21.4	$24.8	$25.8	$66.3	$138.3	$143.6	$203.6	$190.8	$253.9	$227.2	$235.1	$264.3	$297.8	$295.3	$123.1
Total Operating Expenses	$35.1	$37.9	$42.3	$46.7	$162.0	$165.0	$184.9	$169.2	$161.6	$158.6	$162.0	$158.0	$164.6	$163.3	$68.0
EBIT(2)	($13.9)	($13.3)	($16.6)	$19.5	($24.3)	($21,6)	$18.5	$21.5	$92.2	$68.5	$73.0	$106.2	$133.0	$132.0	$54.9
Depreciation	$0.1	$0.1	$0.1	$0.1	$0.5	$0.2	$0.2	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1

EBITDA(3)	($13.7)	($13.2)	($16.5)	$19.7	($23.7)	($21.4)	$18.7	$21.6	$92.3	$68.6	$73.1	$106.3	$133.1	$132.0	$55.0
Total Interest Income (Expense)	($4.2)	($4.5)	($4.4)	($4.1)	($16.3)	($20.9)	($19.9)	($12.9)	($6.1)	($3.9)	($3.4)	$0.2	$4.3	$5.5	$6.6

Tax Expense	$—	$—	$—	$—	($1.7)	$—	$—	$3.6	$19.0	$16.4	$17.6	$26.3	$33.5	$33.2	$13.8

Net Income	($18.1)	($17.8)	($21.0)	$15.4	($38.9)	($42.6)	($1.4)	$5.0	$67.1	$48.2	$52.0	$80.2	$103.8	$104.2	$47.7

(1)	Total Revenue (net) comprised of net NUZYRA revenue (including BARDA procurement revenue), contract service and grant revenue and collaboration and royalty revenue.
(2)	EBIT is earnings before interest and taxes. For purposes of calculating EBIT, stock-based compensation was treated as a cash expense.
(3)	EBITDA is earnings before interest, taxes, depreciation, and amortization. For purposes of calculating EBITDA, stock-based compensation was treated as a cash expense.

The disclosure under the subheading “December 2022 Long-Range Plan” on page 51 of the Proxy Statement is hereby amended and supplemented by adding the following rows to the second table under such subheading:

($ in millions)	Q1 2022A	Q2 2022A	Q3 2022A	Q4 2022E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
Total NUZYRA Revenue (net)	$19.9	$25.1	$25.5	$64.9	$135.3	$136.9	$212.9	$221.3	$319.2	$353.0	$401.9	$457.4	$513.0	$508.8	$212.0

Grant Revenue	$4.3	$4.0	$4.4	$7.3	$20.0	$25.7	$30.7	$28.9	$27.0	$0.1	$0.4	$—	$—	$—	$—

Total Royalty Revenue	$0.7	$0.6	$0.3	$0.7	$2.3	$4.4	$6.0	$8.0	$10.4	$13.6	$15.8	$17.4	$18.6	$18.4	$7.7

Total Revenue (net)(1)	$24.9	$29.6	$30.2	$72.9	$157.6	$166.9	$249.6	$258.2	$356.6	$366.7	$418.1	$474.8	$531.5	$527.2	$219.7
Total COGS & Royalties	$3.5	$4.9	$4.4	$9.3	$22.0	$17.2	$30.9	$39.5	$49.9	$48.1	$65.4	$74.7	$83.5	$82.9	$34.5

Gross Profit	$21.4	$24.8	$25.8	$63.6	$135.6	$149.7	$218.6	$218.7	$306.7	$318.6	$352.6	$400.1	$448.0	$444.3	$185.1
Total Operating Expenses	$35.1	$37.9	$42.3	$46.7	$162.0	$165.0	$188.3	$175.7	$187.3	$189.0	$197.4	$198.5	$206.8	$205.1	$85.5
EBIT(2)	($13.9)	($13.3)	($16.6)	$16.8	($27.0)	($15.6)	$30.1	$43.0	$119.3	$129.5	$155.2	$201.5	$241.1	$239.1	$99.6
Depreciation	$0.1	$0.1	$0.1	$0.1	$0.5	$0.2	$0.2	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1

EBITDA(3)	($13.7)	($13.2)	($16.5)	$17.0	($26.4)	($15.3)	$30.4	$43.1	$119.4	$129.6	$155.3	$201.6	$241.2	$239.2	$99.7
Total Interest Income (Expense)	($4.2)	($4.5)	($4.4)	($4.1)	($16.3)	($20.9)	($19.9)	($12.8)	($4.2)	($2.9)	($2.0)	$2.3	$7.1	$9.2	$11.0

Tax Expense	$—	$—	$—	($1.7)	($1.7)	$—	$—	$7.2	$24.6	$31.0	$37.8	$50.2	$61.2	$60.7	$25.3

Net Income	($18.1)	($17.8)	($21.0)	$14.4	($41.6)	($36.5)	$10.3	$23.0	$90.6	$95.5	$115.4	$153.6	$187.0	$187.6	$85.2

(1)	Total Revenue (net) comprised of net NUZYRA revenue (including BARDA procurement revenue), contract service and grant revenue and collaboration and royalty revenue.
(2)	EBIT is earnings before interest and taxes. For purposes of calculating EBIT, stock-based compensation was treated as a cash expense.
(3)	EBITDA is earnings before interest, taxes, depreciation, and amortization. For purposes of calculating EBITDA, stock-based compensation was treated as a cash expense.

The disclosure under the subheading “December 2022 Long-Range Plan” on page 51 of the Proxy Statement is hereby amended and supplemented by adding the following rows to the third table under such subheading:

($ in millions)	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
EBIT	($16)	$30	$43	$119	$129	$155	$202	$241	$239	$100

Taxes	$—	($8)	($12)	($33)	($36)	($43)	($55)	($66)	($66)	($27)

Depreciation	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Non-Cash RPI Accruals	$—	$24	$—	$—	$—	$—	$—	$—	$—	$—

RPIP Payments	$—	$—	$—	($28)	($28)	$—	$—	$—	$—	$—

Change in Net Working Capital	$23	($2)	($9)	($11)	($19)	($2)	($11)	($11)	$1	$62

Unlevered Free Cash Flow(1)	$7	$44	$22	$47	$47	$111	$135	$163	$174	$134

(1)

Unlevered Free Cash Flow is defined as EBIT less (a) (i) taxes (assumes 27.5% tax rate), (ii) payments in satisfaction of the RPIP and (iii) changes in net working capital, plus (b) (i) non-cash RPI accruals and (ii) depreciation. All other line items were provided by Company management, as set forth in the December 2022 Long-Range Plan.

The disclosure under the subheading “December 2022 Risk-adjusted Long-Range Plan” on page 52 of the Proxy Statement is hereby amended and supplemented by adding the following rows to the first table under such subheading:

($ in millions)	Q1 2022A	Q2 2022A	Q3 2022A	Q4 2022E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
Total NUZYRA Revenue (net)	$19.9	$25.1	$25.5	$64.9	$135.3	$130.0	$195.6	$188.1	$263.0	$264.7	$281.3	$320.2	$359.1	$356.2	$148.4

Grant Revenue	$4.3	$4.0	$4.4	$7.3	$20.0	$25.7	$30.7	$28.9	$27.0	$0.1	$0.4	$—	$—	$—	$—

Total Royalty Revenue	$0.7	$0.6	$0.3	$0.7	$2.3	$4.4	$6.0	$8.0	$10.4	$13.6	$15.8	$17.4	$18.6	$18.4	$7.7

Total Revenue (net)(1)	$24.9	$29.6	$30.2	$72.9	$157.6	$160.1	$232.3	$225.0	$300.4	$278.5	$297.5	$337.6	$377.7	$374.6	$156.1
Total COGS & Royalties	$3.5	$4.9	$4.4	$12.9	$25.6	$20.2	$33.7	$40.1	$46.9	$38.0	$48.4	$55.1	$61.5	$61.0	$25.4

Gross Profit	$21.4	$24.8	$25.8	$60.0	$132.0	$139.9	$198.5	$184.9	$253.5	$240.5	$249.1	$282.5	$316.1	$313.6	$130.6
Total Operating Expenses	$35.1	$37.9	$42.3	$46.7	$162.0	$165.0	$184.9	$169.5	$176.4	$173.6	$177.0	$173.0	$180.0	$178.6	$74.4
EBIT(2)	($13.9)	($13.3)	($16.6)	$13.2	($30.6)	($25.3)	$13.4	$15.2	$77.0	$66.8	$72.0	$109.4	$136.0	$134.9	$56.2
Depreciation	$0.1	$0.1	$0.1	$0.1	$0.5	$0.2	$0.2	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1

EBITDA(3)	($13.7)	($13.2)	($16.5)	$13.3	($30.0)	($25.1)	$13.7	$15.3	$77.1	$66.9	$72.1	$109.5	$136.1	$135.0	$56.2
Total Interest Income (Expense)	($4.2)	($4.5)	($4.4)	($4.1)	($16.3)	($20.9)	($19.9)	($12.9)	($6.1)	($4.1)	($3.6)	$—	$4.1	$5.3	$6.4

Tax Expense	$—	$—	$—	($1.7)	($1.7)	$—	$—	$2.5	$15.8	$16.0	$17.5	$27.2	$34.5	$34.2	$14.2

Net Income	($18.1)	($17.8)	($21.0)	$10.8	($45.2)	($46.2)	($6.4)	($0.2)	$55.1	$46.8	$50.9	$82.2	$105.6	$106.0	$48.3

(1)	Total Revenue (net) comprised of net NUZYRA revenue (including BARDA procurement revenue), contract service and grant revenue and collaboration and royalty revenue.
(2)	EBIT is earnings before interest and taxes. For purposes of calculating EBIT, stock-based compensation was treated as a cash expense.
(3)	EBITDA is earnings before interest, taxes, depreciation, and amortization. For purposes of calculating EBITDA, stock-based compensation was treated as a cash expense.

The disclosure under the subheading “December 2022 Risk-adjusted Long-Range Plan” on page 52 of the Proxy Statement is hereby amended and supplemented by adding the following rows to the second table under such subheading:

($ in millions)	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
EBIT	($25)	$13	$15	$77	$67	$72	$109	$136	$135	$56

Taxes	$—	($4)	($4)	($21)	($18)	($20)	($30)	($37)	($37)	($15)

Depreciation	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Non-Cash RPI Accruals	$—	$24	$—	$—	$—	$—	$—	$—	$—	$—

RPIP Payments	$—	$—	$—	($28)	($28)	$—	$—	$—	$—	$—

Change in Net Working Capital	$19	$2	($5)	($7)	($14)	$3	($8)	($8)	$1	$43

Unlevered Free Cash Flow(1)	($6)	$35	$6	$21	$6	$56	$72	$91	$99	$84

(1)

Unlevered Free Cash Flow is defined as EBIT less (a) (i) taxes (assumes 27.5% tax rate), (ii) payments in satisfaction of the RPIP and (iii) changes in net working capital, plus (b) (i) non-cash RPI accruals and (ii) depreciation. All other line items were provided by Company management, as set forth in the December 2022 Risk-adjusted Long-Range Plan.

The disclosure under the subheading “March 2023 Long-Range Plan” on page 52 of the Proxy Statement is hereby amended and supplemented by adding the following rows to the second table under such subheading:

($ in millions)	Q1 2023E	Q2 2023E	Q3 2023E	Q4 2023E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
Total NUZYRA Revenue (net)	$30.0	$31.1	$34.5	$34.5	$130.1	$199.5	$193.3	$266.4	$267.4	$286.5	$314.7	$343.3	$340.5	$141.9

Grant Revenue	$7.8	$6.9	$5.4	$13.0	$33.2	$35.7	$28.9	$27.0	$0.1	$—	$—	$—	$—	$—

Total Royalty Revenue	$0.6	$0.7	$0.9	$1.0	$3.3	$4.9	$6.9	$9.3	$12.5	$14.6	$16.1	$17.3	$18.4	$7.7

Total Revenue (net)(1)	$38.5	$38.7	$40.8	$48.5	$166.6	$240.1	$229.1	$302.7	$279.9	$301.1	$330.8	$360.5	$358.9	$149.5
Total COGS & Royalties	$4.5	$4.7	$5.0	$4.6	$18.8	$22.6	$32.4	$36.9	$46.0	$44.7	$50.3	$55.0	$54.6	$22.7

Gross Profit	$33.9	$34.1	$35.9	$43.9	$147.7	$217.4	$196.7	$265.8	$233.9	$256.4	$280.5	$305.5	$304.3	$126.8
Total Operating Expenses	$47.8	$49.2	$37.0	$37.1	$171.2	$189.6	$177.6	$176.7	$178.9	$187.7	$188.3	$196.1	$194.5	$81.1
EBIT(2)	($13.9)	($15.2)	($1.2)	$6.7	($23.7)	($27.6)	$18.9	$88.9	$54.9	$68.7	$92.0	$109.3	$109.7	$45.6
Depreciation	$0.1	$0.1	$0.1	$0.1	$0.2	$0.2	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1

EBITDA(3)	($13.8)	($15.2)	($1.2)	$6.7	($23.4)	$27.9	$19.0	$89.0	$55.0	$68.8	$92.1	$109.4	$109.8	$45.7
Total Interest Income (Expense)	($4.8)	($4.8)	($4.8)	($4.8)	($19.1)	($17.3)	($15.8)	($11.0)	($4.7)	($4.5)	$1.4	$4.1	$5.2	$6.2

Tax Expense	$—	$—	$—	$—	$—	$—	$—	$14.8	$10.0	$13.6	$20.3	$25.2	$25.3	$10.6

Net Income	($18.7)	($20.0)	($6.0)	$1.9	($42.8)	$10.3	$3.1	$63.1	$40.2	$50.6	$73.1	$88.2	$89.6	$41.3

(1)	Total Revenue (net) comprised of net NUZYRA revenue (including BARDA procurement revenue), contract service and grant revenue and collaboration and royalty revenue.
(2)	EBIT is earnings before interest and taxes. For purposes of calculating EBIT, stock-based compensation was treated as a cash expense.
(3)	EBITDA is earnings before interest, taxes, depreciation, and amortization. For purposes of calculating EBITDA, stock-based compensation was treated as a cash expense.

The disclosure under the subheading “May 2023 Long-Range Plan” on page 53 of the Proxy Statement is hereby amended and supplemented by adding the following rows to the second table under such subheading:

($ in millions)	Q1 2023A	Q2 2023E	Q3 2023E	Q4 2023E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
Total NUZYRA Revenue (net)	$26.2	$31.1	$36.2	$36.5	$130.1	$199.5	$193.3	$266.4	$267.4	$286.5	$314.7	$343.3	$340.5	$141.9

Grant Revenue	$3.8	$4.4	$4.6	$13.5	$26.3	$30.4	$30.7	$19.6	$0.1	$0.3	$—	$—	$—	$—

Total Royalty Revenue	$1.2	$0.7	$0.9	$1.0	$3.9	$4.9	$6.9	$9.3	$12.5	$14.6	$16.1	$17.3	$18.4	$7.7

Total Revenue (net)(1)	$31.3	$36.3	$41.8	$50.9	$160.3	$234.8	$230.9	$295.3	$279.9	$301.4	$330.8	$360.5	$358.9	$149.5
Total COGS & Royalties	$6.2	$4.4	$4.9	$5.6	$21.2	$29.3	$30.1	$43.7	$40.4	$40.8	$45.9	$50.0	$49.6	$20.7

Gross Profit	$25.0	$31.8	$36.9	$45.3	$139.0	$205.5	$200.8	$251.6	$239.5	$260.6	$284.9	$310.5	$309.2	$128.9
Total Operating Expenses	$40.7	$54.1	$37.5	$38.6	$170.9	$158.9	$173.7	$174.2	$164.0	$171.6	$177.1	$184.5	$183.0	$76.3
EBIT(2)	($15.8)	($22.3)	($0.7)	$6.7	($32.1)	$46.4	$27.0	$77.3	$75.4	$88.9	$107.7	$125.9	$126.1	$52.5
Depreciation	$—	$0.1	$0.1	$0.1	$0.2	$0.2	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1

EBITDA(3)	($15.7)	($22.2)	($0.6)	$6.7	($31.9)	$46.6	$27.1	$77.4	$75.5	$89.0	$107.8	$126.0	$126.2	$52.6
Total Interest Income (Expense)	($4.3)	($5.3)	($5.3)	($5.3)	($20.2)	($18.6)	($17.1)	($11.6)	($4.8)	($4.5)	$1.5	$4.4	$5.6	$6.7

Tax Expense	($0.1)	$—	$—	$—	$0.1	$—	$1.4	$12.1	$14.3	$17.8	$23.6	$28.8	$28.6	$11.9

Net Income	($20.0)	($27.6)	($6.1)	$1.3	($52.4)	$27.8	$8.5	$53.6	$56.4	$66.6	$85.5	$101.5	$103.1	$47.3

(1)	Total Revenue (net) comprised of net NUZYRA revenue (including BARDA procurement revenue), contract service and grant revenue and collaboration and royalty revenue.
(2)	EBIT is earnings before interest and taxes. For purposes of calculating EBIT, stock-based compensation was treated as a cash expense.
(3)	EBITDA is earnings before interest, taxes, depreciation, and amortization. For purposes of calculating EBITDA, stock-based compensation was treated as a cash expense.

The disclosure under the subheading “May 2023 Long-Range Plan” on page 53 of the Proxy Statement is hereby amended and supplemented by adding the following rows to the third table under such subheading:

($ in millions)	Q3 2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
EBIT	($14)	$46	$27	$77	$75	$89	$108	$126	$126	$52

Taxes	$—	($13)	($7)	($21)	($21)	($24)	($30)	($35)	($35)	($14)

Depreciation	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

RPIP Payments	$—	$—	$—	($28)	($28)	$—	$—	$—	$—	$—

Change in Net Working Capital	($15)	($4)	($11)	$4	($10)	($6)	($5)	($6)	$—	$40

Unlevered Free Cash Flow(1)	($28)	$30	$9	$32	$16	$58	$73	$86	$92	$79

(1)

Unlevered Free Cash Flow is defined as EBIT less (a) (i) taxes (assumes 27.5% tax rate), (ii) payments in satisfaction of the RPIP and (iii) changes in net working capital, plus (b) depreciation. All other line items were provided by Company management, as set forth in the May 2023 Long-Range Plan.

The disclosure in the section entitled “Opinion of the Company’s Financial Advisor,” beginning on page 56 of the Proxy Statement, is hereby amended and supplemented as follows:

The paragraph under the subheading “Discounted Cash Flow Analysis” beginning “Moelis utilized a range of discount rates of 12.75% to 15.25% based on an estimated range of the WACC for Paratek” on page 59 of the Proxy Statement is hereby amended and supplemented as follows:

Moelis utilized a range of discount rates of 12.75% to 15.25% based on an estimated range of the WACC for Paratek. The WACC range was derived using the Capital Asset Pricing Model ~~and~~ using (i) a selected range of unlevered betas and debt to total capitalization ratio informed by the selected publicly traded companies, (ii) a risk-free rate based on 20-year U.S. government bonds; (iii) an equity risk premium and (iv) a size premium. Moelis used the foregoing range of discount rates to calculate estimated present values as of March 31, 2023 of (a) projected unlevered after-tax free cash flows of Paratek for the nine months ending December 31, 2023, the calendar years ending December 31, 2024 through December 31, 2032 (in each case, discounted using a mid-year discounting convention) and (b) estimated terminal values derived using the perpetuity growth method and assuming a range of perpetuity growth rates of negative 20.0% to negative 60.0%, which range reflected ~~reflecting~~ potential declines in sales and generation of cash flow following expected patent-loss of NUZYRA in 2031. At the direction of Paratek’s management, Moelis assumed a standalone 27.5% effective tax rate, before the impact of the utilization of net operating losses (“NOLs”) and tax credits. In addition, utilizing a range of discount rates of 12.75% to 15.25% based on ~~an~~ the estimated range of the WACC for Paratek as well as Moelis’s professional judgment and experience, Moelis calculated the estimated present values as of March 31, 2023 of the utilization of Paratek’s NOLs and tax credits based on the May 2023 Long-Range Plan.

The disclosure in the section entitled “Position of Dr. Loh as to the Fairness of the Merger,” beginning on page 67 of the Proxy Statement, is hereby amended and supplemented as follows:

The paragraph beginning “Under the SEC rules governing “going-private” transactions, Dr. Loh may be deemed to be an affiliate of the Company” on page 67 of the Proxy Statement is hereby amended and supplemented as follows:

Under the SEC rules governing “going-private” transactions, Dr. Loh may be deemed to be an affiliate of the Company and, therefore, required to express his beliefs as to the fairness of the proposed Merger to the Company stockholders, including the unaffiliated security holders (as defined by Rule 13e-3(a)(4) of the Exchange Act). The Merger is the Rule 13e-3 transaction for which a Schedule 13E-3 Transaction Statement has been filed with the SEC. As described below, Dr. Loh believes that the Merger is fair to the Company stockholders, including the unaffiliated security holders (as defined by Rule 13e-3(a)(4) of the Exchange Act) on the basis of the factors described under “Special Factors — Considerations of the Company Board and Procedural Safeguards with respect to the Contemplated Transactions” and “Special Factors — Position of Parent Entities as to the Fairness of the Merger.” While Dr. Loh supported the work of the Transaction Committee in his role as CEO, he did so exclusively at the direction of the Transaction Committee and did not participate in the deliberations of the Transaction Committee regarding the Merger, which occurred in executive session, and did not receive advice from the legal or other advisors of the Company Board or the Transaction Committee as to the fairness of the Merger (except in his capacity as a member of the Company Board). As disclosed under “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger,” Dr. Loh has interests in the Merger both the same as those of the Company stockholders by virtue of the expected receipt of the Merger Consideration for his Share holdings upon completion of the Merger, and not identical to those of the Company stockholders by virtue of (i) the reinvestment of a portion of the value of his RPIP award in exchange for a continuing ownership stake in TopCo (ii) the potential that his Equity Award Consideration that becomes payable after the Closing may be settled in the form of cash or vested non-voting common units of an affiliate of Parent, pursuant to the terms of his Subscription Agreement, (iii) Dr. Loh’s membership on the board of directors of the Surviving Corporation and (iv) Dr. Loh’s continuing leadership role in the Surviving Corporation as its Chief Executive Officer.

The disclosure in the section entitled “Directors and Executive Officers of the Company,” beginning on page 148 of the Proxy Statement, is hereby amended and supplemented as follows:

The disclosure under the subheading “Michael F. Bigham” on page 149 of the Proxy Statement is hereby amended and supplemented as follows:

Michael F. Bigham has been our Executive Chairman of the Company Board since June 2019. Prior to that, he was Chief Executive Officer and Chairman of the Company Board from 2014 to June 2019. Mr. Bigham is also a partner of Firebrand River Capital, LLC. Mr. Bigham has more than 25 years of senior leadership experience in the biopharmaceutical industry. From January 2003 to November 2015, he was a general partner at Abingworth LLP, a leading international investment group dedicated to life sciences and healthcare. From November 2015 to December 2018, he served as part-time Executive Partner at Abingworth LLP. He currently serves as a member of the board of directors of Frazier LifeSciences Acquisition Corporation. Mr. Bigham has previously served on the boards of Adamas Pharmaceuticals, Inc., Avila Therapeutics (where he was also the founding Chairman and Chief Executive Officer), Inmediata, Magellan Biosciences, Portola Pharmaceuticals, Inc., Supernus Pharmaceuticals, Avedro and Valeritas. He was formerly Vice Chairman of Corixa Corporation, a publicly traded biotechnology company, and was President and Chief Executive of Coulter Pharmaceuticals, a publicly traded oncology company, until it merged into Corixa Corporation. Previously, he was an early employee at Gilead Sciences where he served in various capacities, including Executive Vice President of Operations and Chief Financial Officer. Before joining Gilead Sciences, Mr. Bigham was a Partner at Hambrecht & Quist where he became Co-Head of Healthcare Investment Banking. Mr. Bigham received his B.S. from the University of Virginia and qualified as a C.P.A. before completing his M.B.A. at Stanford University.

The disclosure under the subheading “Thomas J. Dietz, Ph.D” on page 152 of the Proxy Statement is hereby amended and supplemented as follows:

Thomas J. Dietz, Ph.D. has served on the Company Board since October 2014. Dr. Dietz has been Chairman and Chief Executive Officer of Waypoint Holdings, LLC, a diversified financial holdings and services company, since December 2010. Dr. Dietz is also a partner of Firebrand River Capital, LLC. Dr. Dietz was previously co-Chief Executive Officer and then Chief Executive Officer and a director of Pacific Growth Equities, LLC, an investment bank and institutional brokerage firm, from 2004 to January 2009, when the firm was acquired by Wedbush Securities, or Wedbush, a financial services firm. Dr. Dietz subsequently served as head of the investment banking division at Wedbush until November 2010. Dr. Dietz joined Pacific Growth in 1993 and served in various roles, including senior roles in equities research and investment banking, prior to taking the Chief Executive Officer role there. Dr. Dietz currently serves as Chairman on the board of directors of Eiger BioPharmaceuticals, Inc. and as a director of Leap Therapeutics, Inc. in addition to several private companies. He previously served on the board of Transcept Pharmaceuticals, Inc. from April 2013 until its merger with Paratek on October 30, 2014. Previously, Dr. Dietz was a member of the research faculty in the Department of Medicine, University of California, San Francisco and the VA Medical Center. Dr. Dietz holds a Ph.D. in molecular biology and biochemistry from Washington University in St. Louis.

Additional Information and Where to Find It

This Current Report on Form 8-K may be deemed solicitation material in respect of the proposed acquisition of the Company by Merger Sub. This Current Report on Form 8-K does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, the Company filed the Proxy Statement on August 2, 2023. The Company mailed or otherwise provided the Proxy Statement to its stockholders in connection with the proposed transaction on or about August 2, 2023. The Company and affiliates of the Company have jointly filed a transaction statement on Schedule 13e-3 (the “Schedule 13e-3”). The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE SCHEDULE 13E-3 IN THEIR ENTIRETY AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at a stockholder meeting of the Company to approve the proposed transaction or related matters, or other responses in relation to the proposed transaction, should be made only on the basis of the information contained in the Proxy Statement. Stockholders may obtain a free copy of the Proxy Statement, the Schedule 13e-3 and other documents the Company files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. The Company makes available free of charge on its investor relations website at www.paratekpharma.com/investor-relations copies of materials it files with, or furnishes to, the SEC.

The proposed transaction will be implemented solely pursuant to the Agreement and Plan of Merger, dated as of June 6, 2023, among the Company, Merger Sub and Resistance Acquisition, Inc., which contains the full terms and conditions of the proposed transaction. The proposed transaction will be implemented solely pursuant to the Merger Agreement, which contains the full terms and conditions of the proposed transaction.

Cautionary Statement Regarding Forward Looking Statements

This Current Report on form 8-K includes forward-looking statements that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those implied by the forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectation of Paratek Pharmaceuticals, Inc. (the “Company”) and members of its senior management team and can typically be identified by words such as “believe,” “expect,” “estimate,” “predict,” “target,” “potential,” “likely,” “continue,” “ongoing,” “could,” “should,” “intend,” “may,” “might,” “plan,” “seek,” “anticipate,” “project” and similar expressions, as well as variations or negatives of these words. Forward-looking statements include, without limitation, statements regarding the proposed transaction, similar transactions, prospective performance, future plans, events, expectations, performance, objectives and opportunities and the outlook for the Company’s business; the commercial success of the Company’s products; the timing of and receipt of filings and approvals relating to the proposed transaction; the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction considering the various closing conditions; and the accuracy of any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include: uncertainties as to the timing of the merger; uncertainties as to how many of the Company’s stockholders will vote their stock in favor of the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement and Plan of Merger, dated as of June 6, 2023, among the Company, Resistance Merger Sub, Inc. (“Merger Sub”) and Resistance Acquisition, Inc. (the “Merger Agreement”), including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the ability of the parties to consummate the proposed transaction on a timely basis or at all; the satisfaction of the conditions precedent to the consummation of the proposed transaction, including the ability to secure stockholder approval on the terms expected, at all or in a timely manner; the effects of the transaction (or the announcement or pendency thereof) on relationships with associates, customers, manufacturers, suppliers, employees (including the risks relating to the ability to retain or hire key personnel), other business partners or governmental entities; transaction costs; the risk that the merger will divert management’s attention from the Company’s ongoing business operations or otherwise disrupt the Company’s ongoing business operations; changes in the Company’s businesses during the period between now and the closing; certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; risks associated with litigation relating to the proposed transaction; the Company’s ability to continue as a going concern; the Company’s ability to maintain or expand regulatory approvals or commercialize the Company’s products; the results of any ongoing or future clinical trials may not satisfy U.S. or non-U.S. regulatory authorities; the regulatory approval process is expensive, time consuming and uncertain; the Company’s dependence on the commercialize success of NUZYRA and, to a lesser extent, SEYSARA; the Company’s dependence on funding from BARDA; the Company’s substantial indebtedness; risk associated with litigation; the uncertainty associated with the current worldwide economic conditions and the continuing impact on economic and financial conditions in the United States and around the world, including as a result of COVID-19, rising inflation, increasing interest rates, natural disasters, military conflicts, including the conflict between Russia and Ukraine, terrorist attacks and other similar matters, and other risks and uncertainties detailed from time to time in documents filed with the SEC by the Company, including current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K. All forward-looking statements are based on information currently available to the Company and the Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required by applicable law. The information set forth herein speaks only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2023

Paratek Pharmaceuticals, Inc.

By:	/s/ William M. Haskel
Name: William M. Haskel
Title: Chief Legal Officer, General Counsel and Corporate Secretary